EATON VANCE TAX-MANAGED GROWTH FUND 1.2
                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001

                        EATON VANCE INFORMATION AGE FUND
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2002


1. THE SECOND FULL PARAGRAPH IN THE SECTION ENTITLED "FRONT END SALES CHARGES" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more.
Purchases totaling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

2. THE FIRST FULL PARAGRAPH IN THE SECTION ENTITLED "CONTINGENT DEFERRED SALES CHARGES" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million but less than $5 million are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B and Class D shares are subject to the following CDSC schedule:


March 1, 2002                                                          TG1.2IAPS